                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Richard T. O'Brien, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp K Plus Employee Savings and Stock Ownership Plan and the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          Dated:  March 22, 1995.


                                        FREDERICK W. BUCKMAN
                                        ______________________________________
                                        Frederick W. Buckman

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Richard T. O'Brien, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp K Plus Employee Savings and Stock Ownership Plan and the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          Dated:  March 28, 1995.


                                        KATHRYN A. BRAUN
                                        ______________________________________
                                        Kathryn A. Braun

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Richard T. O'Brien, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp K Plus Employee Savings and Stock Ownership Plan and the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          Dated:  March 31, 1995.


                                        C. TODD CONOVER
                                        ______________________________________
                                        C. Todd Conover

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Richard T. O'Brien, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp K Plus Employee Savings and Stock Ownership Plan and the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          Dated:  March 21, 1995.


                                        RICHARD C. EDGLEY
                                        ______________________________________
                                        Richard C. Edgley

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Richard T. O'Brien, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp K Plus Employee Savings and Stock Ownership Plan and the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          Dated:  March 23, 1995.


                                        A. M. GLEASON
                                        ______________________________________
                                        A. M. Gleason

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Richard T. O'Brien, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp K Plus Employee Savings and Stock Ownership Plan and the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          Dated:  March 22, 1995.


                                        JOHN C. HAMPTON
                                        ______________________________________
                                        John C. Hampton

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Richard T. O'Brien, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp K Plus Employee Savings and Stock Ownership Plan and the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          Dated:  March 23, 1995.


                                        NOLAN E. KARRAS
                                        ______________________________________
                                        Nolan E. Karras

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Richard T. O'Brien, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp K Plus Employee Savings and Stock Ownership Plan and the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          Dated:  March 24, 1995.


                                        KEITH R. MCKENNON
                                        ______________________________________
                                        Keith R. McKennon

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Richard T. O'Brien, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp K Plus Employee Savings and Stock Ownership Plan and the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          Dated:  March 27, 1995.


                                        ROBERT G. MILLER
                                        ______________________________________
                                        Robert G. Miller

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Richard T. O'Brien, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp K Plus Employee Savings and Stock Ownership Plan and the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          Dated:  March 22, 1995.


                                        VERL R. TOPHAM
                                        ______________________________________
                                        Verl R. Topham

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Richard T. O'Brien, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp K Plus Employee Savings and Stock Ownership Plan and the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          Dated:  March 22, 1995.


                                        DON M. WHEELER
                                        ______________________________________
                                        Don M. Wheeler

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Richard T. O'Brien, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp K Plus Employee Savings and Stock Ownership Plan and the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          Dated:  March 22, 1995.


                                        NANCY WILGENBUSCH
                                        ______________________________________
                                        Nancy Wilgenbusch

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Richard T. O'Brien, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp K Plus Employee Savings and Stock Ownership Plan and the Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
          Dated:  April 5, 1995.


                                        DANIEL L. SPALDING
                                        ______________________________________
                                        Daniel L. Spalding